Dollar Strategy Global Fund

Supplement dated October 20, 2008

to the Prospectus dated January 15, 2008

Dollar Strategy Global Fund

Effective November 1, 2008, the Fund will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.

Effective immediately the name of the adviser has changed from Dollar Crisis and Recovery Partners, L.P. to Glengarry Advisors, L.P. (the “Adviser”).